UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 12, 2024

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G1 THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Park Offices Drive Suite 200 Research Triangle Park, NC	27709
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (919) 213-9835
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On February 12, 2024, G1 Therapeutics, Inc. issued a press release announcing that the independent Data Monitoring Committee recommended continuation of the pivotal Phase 3 trial (PRESERVE 2), evaluating trilaciclib in combination with gemcitabine and carboplatin for the first line treatment of metastatic triple negative breast cancer (mTNBC), to the final analysis. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release dated February 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

	By:	/s/ Monica Roberts Thomas
Monica Roberts Thomas
General Counsel

Date: February 12, 2024